UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 6, 2012

FASTFUNDS FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

              NEVADA                               000-33053               87-0425514

(State or Other Jurisdiction of Incorporation)    (File Number)    (Identification Number)

319 Clematis Street, Suite 400

West Palm Beach, FL. 33401

(Address of principal executive offices)

Telephone: 561-514-9042

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

OTHER EVENTS

Item 8.01 – Other Events

On June 5th, 2012, the Board of Directors unanimously approved a dividend whereby the shareholders of FastFunds Financial Corporation (the “Company”) would receive a dividend payable as a three for one (3:1) forward split of the issued and outstanding shares of the common stock (the “Dividend Shares”) of the Company pursuant to Section 78.215 of the Nevada Revised Statutes.  Pursuant to NRS78.215 and consistent with the Company’s Articles of Incorporation there was no shareholder approval required for this action.

The record date for shareholders to receive the Dividend Shares is June 18, 2012. The effective date and the payment date is subject to FINRA approval.

Item 9.0

Financial Statements and Exhibits.

(a)Not applicable.

(b)Not applicable.

(c)Not applicable.

(d)Exhibits. NONE

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FASTFUNDS FINANCIAL CORPORATION

Date: June 11, 2012	By: /s/ Barry S. Hollander
Barry S. Hollander, Acting President